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                                                                   Exhibit 10.29

       FORM OF STOCK OPTION AGREEMENT UNDER 2000 STOCK PLAN FOR EMPLOYEES

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                                 ILLUMINA, INC.

                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

            All capitalized terms shall have the meaning assigned to them in the attached Appendix.

      I.    NOTICE OF GRANT

            You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

            Name of Optionee: __________________________________________________

            Grant Date: ________________________________________________________

            Vesting Commencement Date: _________________________________________

            Exercise Price per Share: __________________________________________

            Number of Shares Subject to the Option: ____________________________

            Type of Option:  ________________ Incentive Stock Option

                             ________________ Nonstatutory Stock Option

            Expiration Date: ___________________________________________________

            Vesting Schedule: Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

            [On the first year anniversary of the Vesting Commencement Date of this Option, one-fifth (1/5) of the Optioned Shares shall become exercisable, subject to Optionee's continuing to be a Service Provider on such date. An additional one-sixtieth (1/60) of the Optioned Shares shall become exercisable each full month thereafter, subject to Optionee's continuing to be a Service Provider on such date.]

            [Beginning on the effective date of this Option, one-sixtieth (1/60) of the Shares subject to the Option shall become exercisable each full month thereafter, subject to Optionee's continuing to be a Service Provider on such date.]

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      II.   AGREEMENT

            A.    GRANT OF OPTION.

                  1. The Optionee is hereby granted an Option to purchase the number of Shares set forth in the Notice of Grant at the per share Exercise Price set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference.

                  2. If this Option is designated as an Incentive Stock Option in the Notice of Grant section of this Agreement, then no installment of Optioned Shares for which this Option becomes exercisable shall qualify for favorable tax treatment as an Incentive Stock Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Optioned Shares for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Optioned Shares or other securities for which this Option or any other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this Option shall nevertheless become exercisable for the excess Optioned Shares in such calendar year as a Nonstatutory Stock Option

            B.    EXERCISE OF OPTION.

                  1. RIGHT TO EXERCISE. This Option shall become exercisable in one or more installments in accordance with the vesting schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. As this Option becomes exercisable for such installments, those installments shall accumulate, and this Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination under this Paragraph. In no event may this Option be exercised for any fractional shares.

                  2.    POST-SERVICE EXERCISABILITY.

                        (a) Should Optionee cease to be a Service Provider for any reason (other than death or Disability) while holding this Option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of service) during which to exercise this Option.

                        (b) Should Optionee die while holding this Option, then the personal representative of Optionee's estate or the person or persons to whom this Option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this Option. However, if Optionee has designated one or more beneficiaries of this Option, then those persons shall have the exclusive right to exercise this Option following Optionee's death. Any such right to exercise this Option shall lapse, and this Option shall cease to be

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      outstanding, upon the expiration of the twelve (12)-month period measured from the date of Optionee's death.

                        (c) Should Optionee cease to be a Service Provider by reason of Disability while holding this Option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of service) during which to exercise this Option.

                        (d) During the limited period of post-service exercisability, this Option may not be exercised in the aggregate for more than the number of Optioned Shares for which this Option is exercisable at the time the Optionee ceases to be a Service Provider. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Optioned Shares for which this Option has not been exercised. However, this Option shall, immediately upon Optionee's cessation of Service Provider status for any reason, terminate and cease to be outstanding with respect to any Optioned Shares for which this Option is not otherwise at that time exercisable.

                        (e) In no event shall this Option be exercisable at any time after the Expiration Date.

                  3.    SPECIAL ACCELERATION OF OPTION.

                        (a) In the event of a Corporate Transaction, this Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for this Option, the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Shares, including Optioned Shares for which this Option is not otherwise exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.

                        (b) This Option, to the extent it is assumed pursuant to this Paragraph 3(a), shall be appropriately adjusted, immediately after the Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had this Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such transaction shall also be made to the Exercise Price under each outstanding Option, provided the aggregate Exercise Price payable for such securities shall remain the same.

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                        (c) This Option Agreement shall not in any way affect
      the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  4. METHOD OF EXERCISE. This Option is exercisable through E*Trade Optionslink. The Optionee will receive a welcome kit from E*Trade explaining this service. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the purchased Shares shall be considered transferred to the Optionee on the date this Option is exercised with respect to such purchased Shares.

                  5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall made through E*Trade and may be by any of the following, or a combination thereof, at the election of the Optionee:

                        (a) cash;

                        (b) consideration received through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (i) to E*Trade to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Optioned Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased Optioned Shares directly to E*Trade in order to complete the sale; or

                        (c) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Optioned Shares for which this Option is exercised.

                  C. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this Option, and this Option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death with holding this Option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this Option may be exercised following Optionee's death. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, beneficiaries, successors and assigns of the Optionee.

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            D. TERM OF OPTION. This Option shall have a maximum term of ten (10)
years measured from the Grant Date and shall expire at the close of business on the Expiration Date, unless sooner terminated. This Option may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

            E. ADJUSTMENT IN OPTIONED SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (1) the total number and/or class of securities subject to this Option and (2) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided that the aggregate Exercise Price shall remain the same.

            F. NOTICE OF DISQUALIFYING DISPOSITION OF SHARES. If this Option is designated an Incentive Stock Option in the Notice of Grant section of this Agreement, then the Optionee shall, upon any sale or other disposition of the Optioned Shares effected on or before the later of two years after the Grant Date or one year after the exercise date, immediately notify the Company in writing of such sale or disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of the Optioned Shares acquired pursuant to this Option by payment in cash or out of the current earnings paid to the Optionee.

            G. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in this Option Agreement, the provisions of this Option Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this Option designated by Optionee.

            H. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Option Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            I. ENTIRE AGREEMENT; CONSTRUCTION; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. Subject to Section 4(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

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            J. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND
AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

            By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                                         ILLUMINA, INC.
____________________________________       _____________________________________
Signature                                  By

____________________________________       _____________________________________
Print Name                                 Title

____________________________________       _____________________________________
Residence Address

____________________________________

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                                    APPENDIX

                  The following definitions shall be in effect under this Option
Agreement:

      A. "ADMINISTRATOR" means the Board of Directors of the Company or any of committee of Directors appointed by the Board of Directors of the Company as shall be administering the Plan, in accordance with Section 4 of the Plan.

      B. "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans, the grant of options and the issuance of stock under U.
S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

      C. "CODE" means the Internal Revenue Code of 1986, as amended.

      D. "COMMON STOCK" means the common stock of the Company.

      E. "COMPANY" means Illumina, Inc., a Delaware corporation.

      F. "CONSULTANT" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

      G. "CORPORATE TRANSACTION" means a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company.

      H. "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

      I. "EMPLOYEE" means any person employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not be deemed to cease Employee status by reason of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

      J. "EXERCISE PRICE" means the price per Share that the Optionee shall be required to pay in order to purchase Shares pursuant to an exercise of his or her Option.

      K. "EXPIRATION DATE" means the date set forth in the Notice of Grant, which is the date upon which this Option expires, if not terminated earlier in accordance with this Option Agreement and the Plan.

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      L. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share shall be the closing selling price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      M. "GRANT DATE" means the date set forth in the Notice of Grant as the date on which the Administrator granted this Option.

      N. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      O. "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      P. "NOTICE OF GRANT" means the notice evidencing certain terms and conditions of this Option as set forth in Part I of this document.

      Q. "OPTION" means this stock option granted to Optionee pursuant to the Plan.

      R. "OPTION AGREEMENT" means this agreement between the Company and an Optionee evidencing the terms and conditions of this Option grant set forth in
Part II of this document. The Option Agreement is subject to the terms and conditions of the Plan.

      S. "OPTIONED SHARES" means the Shares subject to this Option.

      T. "OPTIONEE" means the individual to whom this Option is granted under the Plan and named in the Notice of Grant.

      U. "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

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      V. "PLAN" means the Illumina, Inc. 2000 Stock Plan.

      W. "SERVICE PROVIDER" means (i) an individual rendering services to the Company or any Parent or Subsidiary of the Company in the capacity of an Employee or Consultant or (ii) an individual serving as a member of the Board of Directors of the Company.

      X. "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

      Y. "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

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FORM OF STOCK OPTION AGREEMENT UNDER 2000 STOCK PLAN FOR CERTAIN INTERNATIONAL
EMPLOYEES

                                                                         FOREIGN

                                 ILLUMINA, INC.

                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

            All capitalized terms shall have the meaning assigned to them in the attached Appendix.

      III.  NOTICE OF GRANT

            You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

            Name of Optionee: __________________________________________________

            Grant Date: ________________________________________________________

            Vesting Commencement Date: _________________________________________

            Exercise Price per Share: __________________________________________

            Number of Shares Subject to the Option: ____________________________

            Type of Option:  ________________ Incentive Stock Option

                             ________________ Nonstatutory Stock Option

            Expiration Date: ___________________________________________________

            Vesting Schedule: Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

            [On the first year anniversary of the Vesting Commencement Date of this Option, one-fifth (1/5) of the Optioned Shares shall become exercisable, subject to Optionee's continuing to be a Service Provider on such date. An additional one-sixtieth (1/60) of the Optioned Shares shall become exercisable each full month thereafter, subject to Optionee's continuing to be a Service Provider on such date.]

            [Beginning on the effective date of this Option, one-sixtieth (1/60) of the Shares subject to the Option shall become exercisable each full month thereafter, subject to Optionee's continuing to be a Service Provider on such date.]

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      IV.   AGREEMENT

            A.    GRANT OF OPTION.

                  1. The Optionee is hereby granted an Option to purchase the number of Shares set forth in the Notice of Grant at the per share Exercise Price set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference.

                  2. If this Option is designated as an Incentive Stock Option in the Notice of Grant section of this Agreement, then no installment of Optioned Shares for which this Option becomes exercisable shall qualify for favorable tax treatment as an Incentive Stock Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Optioned Shares for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Optioned Shares or other securities for which this Option or any other Incentive Stock Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this Option shall nevertheless become exercisable for the excess Optioned Shares in such calendar year as a Nonstatutory Stock Option

            B.    EXERCISE OF OPTION.

                  1. RIGHT TO EXERCISE. This Option shall become exercisable in one or more installments in accordance with the vesting schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. As this Option becomes exercisable for such installments, those installments shall accumulate, and this Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination under this Paragraph. In no event may this Option be exercised for any fractional shares.

                  2. POST-SERVICE EXERCISABILITY.

                        (d) Should Optionee cease to be a Service Provider for any reason (other than death or Disability) while holding this Option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of service) during which to exercise this Option.

                        (e) Should Optionee die while holding this Option, then the personal representative of Optionee's estate or the person or persons to whom this Option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this Option. However, if Optionee has designated one or more beneficiaries of this Option, then those persons shall have the exclusive right to exercise this Option following Optionee's death. Any such right to exercise this Option shall lapse, and this Option shall cease to be

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

      outstanding, upon the expiration of the twelve (12)-month period measured from the date of Optionee's death.

                        (f) Should Optionee cease to be a Service Provider by reason of Disability while holding this Option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of service) during which to exercise this Option.

                        (g) During the limited period of post-service exercisability, this Option may not be exercised in the aggregate for more than the number of Optioned Shares for which this Option is exercisable at the time the Optionee ceases to be a Service Provider. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Optioned Shares for which this Option has not been exercised. However, this Option shall, immediately upon Optionee's cessation of Service Provider status for any reason, terminate and cease to be outstanding with respect to any Optioned Shares for which this Option is not otherwise at that time exercisable.

                        (h) For purposes of this Agreement, Optionee's period of Service shall not include any period of notice of termination of employment, whether expressed or implied. Optionee's date of cessation of Service shall mean the date upon which Optionee ceases active performance of services for the Company following the provision of such notification of termination or resignation from Service and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including Optionee's contract of employment.

                        (i) In no event shall this Option be exercisable at any time after the Expiration Date.

            3.    SPECIAL ACCELERATION OF OPTION.

                        (a) In the event of a Corporate Transaction, this Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for this Option, the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Shares, including Optioned Shares for which this Option is not otherwise exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.

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

                        (b) This Option, to the extent it is assumed pursuant to this Paragraph 3(a), shall be appropriately adjusted, immediately after the Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had this Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such transaction shall also be made to the Exercise Price under each outstanding Option, provided the aggregate Exercise Price payable for such securities shall remain the same.

                        (c) This Option Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  5. METHOD OF EXERCISE. This Option is exercisable through E*Trade Optionslink. The Optionee will receive a welcome kit from E*Trade explaining this service. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the purchased Shares shall be considered transferred to the Optionee on the date this Option is exercised with respect to such purchased Shares.

                  6. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall made through E*Trade and may be by any of the following, or a combination thereof, at the election of the Optionee:

                        (d) cash;

                        (e) consideration received through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (i) to E*Trade to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Optioned Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased Optioned Shares directly to E*Trade in order to complete the sale; or

                        (f) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Optioned Shares for which this Option is exercised.

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

            C. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.

            D. TERM OF OPTION. This Option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date, unless sooner terminated. This Option may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

            E. ADJUSTMENT IN OPTIONED SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (1) the total number and/or class of securities subject to this Option and (2) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided that the aggregate Exercise Price shall remain the same.

            F. NOTICE OF DISQUALIFYING DISPOSITION OF SHARES. If this Option is designated an Incentive Stock Option in the Notice of Grant section of this Agreement, then the Optionee shall, upon any sale or other disposition of the Optioned Shares effected on or before the later of two years after the Grant Date or one year after the exercise date, immediately notify the Company in writing of such sale or disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of the Optioned Shares acquired pursuant to this Option by payment in cash or out of the current earnings paid to the Optionee.

            G. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in this Option Agreement, the provisions of this Option Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this Option designated by Optionee.

            H. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Option Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            I. ENTIRE AGREEMENT; CONSTRUCTION; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. Subject to Section 4(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this

Option Agreement, the terms and conditions of the Plan shall prevail. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

            J. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

            K. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

            L. AUTHORIZATION TO RELEASE NECESSARY PERSONAL INFORMATION.

                  1. Optionee hereby authorizes and directs Optionee's employer to collect, use and transfer in electronic or other form, any personal information (the "Data") regarding Optionee's employment, the nature and amount of Optionee's compensation and the fact and conditions of Optionee's participation in the Plan (including, but not limited to, Optionee's name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares of Common Stock held and the details of all options or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee's participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the exercise of Options under the Plan or with whom shares of Common Stock acquired upon exercise of this option or cash from the sale of such shares may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee's residence. Furthermore, Optionee acknowledges and understands that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for Optionee's participation in the Plan.

                  2. Optionee may at any time withdraw the consents herein, by contacting Optionee's local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee's ability to exercise or realize benefits from the option, and Optionee's ability to participate in the Plan.

            M. NO ENTITLEMENT OR CLAIMS FOR COMPENSATION.

                  1. The grant of options under the Plan is made at the discretion of the Administrator, and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle Optionee to an option grant in the future. The Plan is wholly discretionary in nature and is not to be considered part of Optionee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of Optionee's employment contract (if any).

                  2. Optionee shall have no rights to compensation or damages as a result of Optionee's cessation of Service for any reason whatsoever, whether or not in breach of contract, insofar as those rights arise or may arise from Optionee's ceasing to have rights under or be entitled to exercise this option as a result of such cessation or from the loss or diminution in value of such rights. If Optionee did acquire any such rights, Optionee is deemed to have waived them irrevocably by accepting the option.

            By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                             ILLUMINA, INC.

____________________________________  __________________________________________
Signature                             By

____________________________________  __________________________________________
Print Name                            Title

____________________________________  __________________________________________
Residence Address

____________________________________

                                    APPENDIX

            The following definitions shall be in effect under this Option
Agreement:

      A. "ADMINISTRATOR" means the Board of Directors of the Company or any of committee of Directors appointed by the Board of Directors of the Company as shall be administering the Plan, in accordance with Section 4 of the Plan.

      B. "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans, the grant of options and the issuance of stock under U.
S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

      C. "CODE" means the Internal Revenue Code of 1986, as amended.

      D. "COMMON STOCK" means the common stock of the Company.

      E. "COMPANY" means Illumina, Inc., a Delaware corporation.

      F. "CONSULTANT" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

      G. "CORPORATE TRANSACTION" means a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company.

      H. "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

      I. "EMPLOYEE" means any person employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not be deemed to cease Employee status by reason of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

      J. "EXERCISE PRICE" means the price per Share that the Optionee shall be required to pay in order to purchase Shares pursuant to an exercise of his or her Option.

      K. "EXPIRATION DATE" means the date set forth in the Notice of Grant, which is the date upon which this Option expires, if not terminated earlier in accordance with this Option Agreement and the Plan.

      L. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share shall be the closing selling price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      M. "GRANT DATE" means the date set forth in the Notice of Grant as the date on which the Administrator granted this Option.

      N. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      O. "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      P. "NOTICE OF GRANT" means the notice evidencing certain terms and conditions of this Option as set forth in Part I of this document.

      Q. "OPTION" means this stock option granted to Optionee pursuant to the Plan.

      R. "OPTION AGREEMENT" means this agreement between the Company and an Optionee evidencing the terms and conditions of this Option grant set forth in
Part II of this document. The Option Agreement is subject to the terms and conditions of the Plan.

      S. "OPTIONED SHARES" means the Shares subject to this Option.

      T. "OPTIONEE" means the individual to whom this Option is granted under the Plan and named in the Notice of Grant.

      U. "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      V. "PLAN" means the Illumina, Inc. 2000 Stock Plan.

      W. "SERVICE PROVIDER" means (i) an individual rendering services to the Company or any Parent or Subsidiary of the Company in the capacity of an Employee or Consultant or (ii) an individual serving as a member of the Board of Directors of the Company.

      X. "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

      Y. "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

 FORM OF STOCK OPTION AGREEMENT UNDER 2000 STOCK PLAN FOR NONEMPLOYEE DIRECTORS

                                 ILLUMINA, INC.

                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

                    AUTOMATIC GRANT FOR NONEMPLOYEE DIRECTOR

      All capitalized terms shall have the meaning assigned to them in the attached Appendix.

V.    NOTICE OF GRANT

            You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

            Name of Optionee: __________________________________________________

            Grant Date: ________________________________________________________

            Vesting Commencement Date: _________________________________________

            Exercise Price per Share: __________________________________________

            Number of Shares Subject to the Option: ____________________________

      Type of Option:                       Nonstatutory Option

            Expiration Date: ___________________________________________________

            Vesting Schedule: Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

            On the first four year anniversaries of the Vesting Commencement Date of this Option, one-fourth (1/4) of the Optioned Shares shall become exercisable, subject to Optionee's continuing to be a Service Provider on such date.

VI. AGREEMENT

      A. Grant of Option. The Optionee is hereby granted an Option to purchase the number of Shares set forth in the Notice of Grant at the per share Exercise Price set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference.

      B. Exercise of Option.

            1. Right to Exercise. This Option shall become exercisable in one or more installments in accordance with the vesting schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. As this Option becomes exercisable for such installments, those installments shall accumulate, and this Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination under this Paragraph. In no event may this Option be exercised for any fractional shares.

            2. Post-Service Exercisability.

                  (g) Should Optionee cease to be a Service Provider for any reason (other than death) while holding this Option, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of service) during which to exercise this Option.

                  (h) Should Optionee die while holding this Option, then the personal representative of Optionee's estate or the person or persons to whom this Option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this Option. However, if Optionee has designated one or more beneficiaries of this Option, then those persons shall have the exclusive right to exercise this Option following Optionee's death. Any such right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the expiration of the six (6)-month period measured from the date of Optionee's death.

                  (i) During the limited period of post-service exercisability, this Option may not be exercised in the aggregate for more than the number of Optioned Shares for which this Option is exercisable at the time the Optionee ceases to be a Service Provider. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Optioned Shares for which this Option has not been exercised. However, this Option shall, immediately upon Optionee's cessation of Service Provider status for any reason, terminate and cease to be outstanding with respect to any Optioned Shares for which this Option is not otherwise at that time exercisable.

                  (j) In no event shall this Option be exercisable at any time after the Expiration Date.

            3. Special Acceleration of Option.

                  (k) In the event of a Corporate Transaction, this Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for this Option, the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Shares, including Optioned Shares for which this Option is not otherwise exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.

                  (l) This Option, to the extent it is assumed pursuant to this Paragraph 3(a), shall be appropriately adjusted, immediately after the Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had this Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such transaction shall also be made to the Exercise Price under each outstanding Option, provided the aggregate Exercise Price payable for such securities shall remain the same.

                  (m) This Option Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            4. Method of Exercise. This Option is exercisable through E*Trade Optionslink. The Optionee will receive a welcome kit from E*Trade explaining this service. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the purchased Shares shall be considered transferred to the Optionee on the date this Option is exercised with respect to such purchased Shares.

            5. Method of Payment. Payment of the aggregate Exercise Price shall made through E*Trade and may be by any of the following, or a combination thereof, at the election of the Optionee:

                  (n) cash;

                  (o) consideration received through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (i) to E*Trade to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Optioned Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased Optioned Shares directly to E*Trade in order to complete the sale; or

                  (p) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Optioned Shares for which this Option is exercised.

      C. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this Option, and this Option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death with holding this Option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this Option may be exercised following Optionee's death. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, beneficiaries, successors and assigns of the Optionee.

      D. Term of Option. This Option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date, unless sooner terminated. This Option may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      E. Adjustment in Optioned Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (1) the total number and/or class of securities subject to this Option and (2) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided that the aggregate Exercise Price shall remain the same.

      F. Successors and Assigns. Except to the extent otherwise provided in this Option Agreement, the provisions of this Option Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this Option designated by Optionee.

      G. Notices. Any notice required to be given or delivered to the Company under the terms of this Option Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

      H. Entire Agreement; Construction; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. Subject to Section 4(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

      I. IMPAIRMENT OF RIGHTS.

            NOTHING IN THIS OPTION AGREEMENT OR IN THE PLAN SHALL INTERFERE WITH OR OTHERWISE RESTRICT IN ANY WAY THE RIGHTS OF THE COMPANY AND THE COMPANY'S STOCKHOLDERS TO REMOVE OPTIONEE FROM THE BOARD AT ANY TIME IN ACCORDANCE WITH THE PROVISIONS OF APPLICABLE LAW.

            By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                             ILLUMINA, INC.

____________________________________  __________________________________________
Signature                             By

____________________________________  __________________________________________
Print Name                            Title

____________________________________
Residence Address

____________________________________

                                    APPENDIX

            The following definitions shall be in effect under this Option
Agreement:

            "Administrator" means the Board of Directors of the Company or any of committee of Directors appointed by the Board of Directors of the Company as shall be administering the Plan, in accordance with Section 4 of the Plan.

            "Applicable Laws" means the requirements relating to the administration of stock option plans, the grant of options and the issuance of stock under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Common Stock" means the common stock of the Company.

            "Company" means Illumina, Inc., a Delaware corporation.

            "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

            "Corporate Transaction" means a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company.

            "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not be deemed to cease Employee status by reason of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

            "Exercise Price" means the price per Share that the Optionee shall be required to pay in order to purchase Shares pursuant to an exercise of his or her Option.

            "Expiration Date" means the date set forth in the Notice of Grant, which is the date upon which this Option expires, if not terminated earlier in accordance with this Option Agreement and the Plan.

            "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        If the Common Stock is listed on any established stock exchange or traded on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share shall be the closing selling price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            "Grant Date" means the date set forth in the Notice of Grant as the date on which the Administrator granted this Option.

            "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            "Notice of Grant" means the notice evidencing certain terms and conditions of this Option as set forth in Part I of this document.

            "Option" means this stock option granted to Optionee pursuant to the Plan.

            "Option Agreement" means this agreement between the Company and an Optionee evidencing the terms and conditions of this Option grant set forth in
Part II of this document. The Option Agreement is subject to the terms and conditions of the Plan.

            "Optioned Shares" means the Shares subject to this Option.

            "Optionee" means the individual to whom this Option is granted under the Plan and named in the Notice of Grant.

            "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            "Plan" means the Illumina, Inc. 2000 Stock Plan.

            "Service Provider" means (i) an individual rendering services to the Company or any Parent or Subsidiary of the Company in the capacity of an Employee or Consultant or (ii) an individual serving as a member of the Board of Directors of the Company.

            "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

            "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    FORM OF STOCK OPTION AGREEMENT UNDER 2000 STOCK PLAN FOR FRENCH EMPLOYEES

                                                                          FRANCE

                                 ILLUMINA, INC.

                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

            All capitalized terms shall have the meaning assigned to them in the attached Appendix.

      VII.  NOTICE OF GRANT

            You have been granted an option (the "Option") to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

            Name of Optionee: __________________________________________________

            Grant Date: ________________________________________________________

            Vesting Commencement Date: _________________________________________

            Exercise Price per Share: __________________________________________

            Number of Shares Subject to the Option: (the "Shares")

            Expiration Date: NOTE: should be not more than 9 years and 6 months from grant date. ___________________________________________________

            Vesting Schedule: Subject to accelerated vesting as set forth in this Notice of Grant and the Option Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

            [On the first year anniversary of the Vesting Commencement Date of this Option, one-fifth (1/5) of the Optioned Shares shall become vested and exercisable, subject to Optionee's continuing to be a Service Provider on such date. An additional one-sixtieth (1/60) of the Optioned Shares shall become vested and exercisable each full month thereafter, subject to Optionee's continuing to be a Service Provider on such date.]

            [Beginning on the effective date of this Option, one-sixtieth (1/60) of the Shares subject to the Option shall become exercisable each full month thereafter, subject to Optionee's continuing to be a Service Provider on such date.]

            Provision Upon Death: Notwithstanding any other provision of the plan, this agreement or the notice of grant, in the event of the death of the Optionee, such Option may be transferred to the extent permitted by French law. The Option if so transferred will automatically accelerate and vest in full and may be exercised in full by the transferee within the 6-month period following the date of Optionee's death, as set out in Section II.B.2(b) below.

      VIII. AGREEMENT

The Company intends that this Option, granted to an Employee affiliated to the French social scheme and as to which it is desired that the Optionee, as a French tax resident, qualify for the favorable treatment applicable to stock options that comply with Sections L-225-177 to L.225-186 of the French commercial code, as it may be subsequently amended, and the relevant provisions set forth by the French tax law , the French tax administration and the French social security authorities (the "French Laws"). Accordingly, the terms of the Notice of Grant and this Option Agreement having significance under the French Laws with respect to the Optionee's being entitled to such tax treatment shall be interpreted in accordance with the relevant provisions set forth by the French Laws and shall otherwise be interpreted in accordance with and governed by the laws of the state of California, as set forth in Section II.I below.

      A. GRANT OF OPTION. The Optionee is hereby granted an Option to purchase the number of Shares set forth in the Notice of Grant at the per share Exercise Price set forth in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference.

      B. EXERCISE OF OPTION.

                  1. RIGHT TO EXERCISE. This Option shall become exercisable in one or more installments in accordance with the vesting schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. As this Option becomes exercisable for such installments, those installments shall accumulate, and this Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination under this Paragraph. In no event may this Option be exercised for any fractional shares.

                  2. POST-SERVICE EXERCISABILITY.

                              (q) Should Optionee cease to be a Service Provider
            for any reason (other than death or Disability) while holding this Option, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of service) during which to exercise this Option.

                              (r) Should Optionee die while holding this Option,
            then the personal representative of Optionee's estate or the person or persons to whom this Option is transferred pursuant to Optionee's will or the laws of inheritance shall have the right to exercise this Option. However, if Optionee has designated one or more beneficiaries of this Option, then those persons shall have the exclusive right to exercise this Option following Optionee's death. Any such right to exercise this Option shall lapse, and this Option shall cease to be outstanding, upon the expiration of the six
            (6)-month period measured from the date of Optionee's death.

                              (s) Should Optionee cease to be a Service Provider
            by reason of Disability (as defined in Article L.341-4 of the French "Code de la Securite Sociale") while holding this Option, then Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of service) during which to exercise this Option.

                              (t) During the limited period of post-service
            exercisability (other than in the case of death of Optionee), this Option may not be exercised in the aggregate for more than the number of Optioned Shares for which this Option is exercisable at the time the Optionee ceases to be a Service Provider. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any exercisable Optioned Shares for which this Option has not been exercised. However, this Option shall, immediately upon Optionee's cessation of Service Provider status for any reason other than death, terminate and cease to be outstanding with respect to any Optioned Shares for which this Option is not otherwise at that time exercisable.

                              (u) For purposes of this Agreement, Optionee's
            period of Service shall not include any period of notice of termination of employment, whether expressed or implied, unless otherwise required by Applicable Law (including the French Laws). Optionee's date of cessation of Service shall mean the date determined in the discretion of the Administrator based upon the date on which Optionee ceases active performance of services for the Company following the provision of such notification of termination or resignation from Service and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including Optionee's contract of employment.

      In no event shall this Option be exercisable at any time after the Expiration Date.

                  3.    SPECIAL ACCELERATION OF OPTION.

                        (a) In the event of a Corporate Transaction, this Option
            shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for this Option, the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Shares, including Optioned Shares for which this Option is not otherwise exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.

                        (b) This Option, to the extent it is assumed pursuant to
            this Paragraph 3(a), shall be appropriately adjusted, immediately after the Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had this Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such transaction shall also be made to the Exercise Price under each outstanding Option, provided the aggregate Exercise Price payable for such securities shall remain the same.

                        (c) This Option Agreement shall not in any way affect
            the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            1. METHOD OF EXERCISE. This Option is exercisable through E*Trade Optionslink. The Optionee will receive a welcome kit from E*Trade explaining this service. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the purchased Shares shall be considered transferred to the Optionee on the date this Option is exercised with respect to such purchased Shares.

            2. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall made through E*Trade and may be by any of the following, or a combination thereof, at the election of the Optionee:

                        (a) cash; or

                        (b) provided that the holding period required under
            French law is satisfied, consideration received through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions (i) to E*Trade to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased

            Optioned Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased Optioned Shares directly to E*Trade in order to complete the sale.

      C. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.

      D. TERM OF OPTION. This Option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date, unless sooner terminated. This Option may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      E. RESTRICTION ON SALE OF THE UNDERLYING SHARES. Notwithstanding any other provision of the Plan, this Option Agreement (other than as otherwise provided in Section 3 hereof) or the Notice of Grant, the Shares acquired upon exercise may not be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of, before the expiration of the fourth anniversary of the Grant Date or such other period as may be required under French law (hereafter, the "Holding Period").

The present Holding Period is not applicable in the case of:

                  - Death of Optionee (and the Holding Period is thus automatically lifted upon death);

                  - Disability of Optionee (and the Holding Period is thus automatically lifted upon a Disability);

                  - Compulsory retirement of Optionee provided he/she exercised the Option (but only as to those Shares that are vested and exercisable) at least three months before the termination of his/her work contract and provided that the subsequent sale of the Shares occurs after the termination of the work contract;

                  - Dismissal, provided Optionee has exercised the Option (but only as to those Shares that are vested and exercisable) at least three months before he/she is notified of his/her dismissal and provided that the subsequent sale of the Shares occurs after this date.

      F. ADJUSTMENT IN OPTIONED SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (1) the total number and/or class of securities subject to this Option and (2) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided that the aggregate Exercise Price shall remain the same.

      Pursuant to French law, in order to retain the tax qualified status of an option grant complying with the French Laws, the number or price of the underlying Shares shall only be adjusted upon the occurrence of the events specified under the French commercial code (Section L. 225-181) in accordance with French law, which are the following:

                  (i) An increase of the company's capital reserved to its existing shareholders by cash contribution,

                  (ii) An issuance of convertible or exchangeable bonds reserved to the company's existing shareholders,

                  (iii) A capitalization of premiums or earnings followed by a free distribution of shares,

                  (iv) A distribution of retained earnings either in cash or in shares,

            A reduction of corporate capital by set off against losses completed by the reduction of the number of shares.

      G. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in this Option Agreement, the provisions of this Option Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, the legal representatives, heirs and legatees of Optionee's estate and any beneficiaries of this Option designated by Optionee. This Option may not be assigned except as expressly permitted under this Option Agreement.

      H. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Option Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

      I. ENTIRE AGREEMENT; CONSTRUCTION; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. Subject to Section 4(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan on the one hand and the terms and conditions of the Notice of Grant or this Option Agreement on the other hand, the terms and conditions of the Notice or Grant or this Option Agreement shall prevail. Except to the extent set forth in the first paragraph of this Section II, this Option Agreement and the Notice of Grant are governed by the internal substantive laws, but not the choice of law rules, of California.

      J. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW.

      K. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      L. AUTHORIZATION TO RELEASE NECESSARY PERSONAL INFORMATION.

            3. Optionee hereby authorizes and directs Optionee's employer to collect, use and transfer in electronic or other form, any personal information (the "Data") regarding Optionee's employment, the nature and amount of Optionee's compensation and the fact and conditions of Optionee's participation in the Plan (including, but not limited to, Optionee's name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares of Common Stock held and the details of all options or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee's participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the exercise of Options under the Plan or with whom Shares of Common Stock acquired upon exercise of this Option or cash from the sale of such Shares may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee's residence. Furthermore, Optionee acknowledges and understands that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for Optionee's participation in the Plan.

            4. Optionee may at any time withdraw the consents herein, by contacting Optionee's local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee's ability to exercise or realize benefits from the Option, and Optionee's ability to participate in the Plan.

      M. NO ENTITLEMENT OR CLAIMS FOR COMPENSATION.

            5. The grant of options under the Plan is made at the discretion of the Administrator, and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle Optionee to an option grant in the future. The Plan is wholly discretionary in nature and is not to be considered part of Optionee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Option is an extraordinary item of compensation which is outside the scope of Optionee's employment contract (if any).

            6. Optionee shall have no rights to compensation or damages as a result of Optionee's cessation of Service for any reason whatsoever, whether or not in breach of contract, insofar as those rights arise or may arise from Optionee's ceasing to have rights under or be entitled to exercise this Option as a result of such cessation or from the loss or diminution in value of such rights. If Optionee did acquire any such rights, Optionee is deemed to have waived them irrevocably by accepting the Option.

      N. TAX WITHHOLDING.

            1. Optionee hereby acknowledges and agrees that the ultimate liability for any and all tax, social insurance and payroll tax withholding ("Tax-Related Items"), if payable, is and remains his or her responsibility and liability, and that his or her employer, the Company and its Subsidiaries:

                        (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of the Option and the subsequent sale of the Optioned Shares acquired pursuant to such exercise; and

                        (b) do not commit to structure the terms of the grant or any aspect of this Option to reduce or eliminate his or her liability for Tax-Related Items.

            2. Optionee agrees that prior to exercise, assignment, release or cancellation of this Option, he or she shall pay or make adequate arrangements satisfactory to the Company and/or his or her employer, as applicable, to satisfy all withholding obligations of the Company and/or his or her employer. In this regard, Optionee authorizes the Company and/or his or her employer to withhold all applicable Tax-Related Items legally payable by him or her from his or her wages or other cash compensation paid to him or her by the Company and/or his or her employer, or from proceeds of sale. In addition, Optionee agrees and acknowledges that the Company may (but will under no circumstances be obligated to) sell or arrange for the sale of Optioned Shares that Optionee is due to acquire to meet the minimum withholding obligation for Tax-Related Items. Any estimated withholding which is not required in satisfaction of any Tax-Related Items will be repaid to Optionee by the Company or his or her employer, as applicable. Finally, Optionee agrees that he or she shall pay to the Company or his or her employer, as applicable, any amount of any Tax-Related Items that the Company and/or his or her employer may be required to withhold as a result of his or her participation in the Plan or his or her purchase of the Shares that cannot be satisfied by the means previously described. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

            By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                   ILLUMINA, INC.

________________________________            ________________________________
Signature                                   By

________________________________            ________________________________
Print Name                                  Title

________________________________
Residence Address

________________________________

                                    APPENDIX

            The following definitions shall be in effect under this Option
Agreement:

      A. "ADMINISTRATOR" means the Board of Directors of the Company or any of committee of Directors appointed by the Board of Directors of the Company as shall be administering the Plan, in accordance with Section 4 of the Plan.

      B. "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans, the grant of options and the issuance of stock under U.
S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

      C. "CODE" means the Internal Revenue Code of 1986, as amended.

      D. "COMMON STOCK" means the common stock of the Company.

      E. "COMPANY" means Illumina, Inc., a Delaware corporation.

      F. "CONSULTANT" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

      G. "CORPORATE TRANSACTION" means a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company.

      H. "DISABILITY" is defined in Article L.341-4 of the French "Code de la Securite Sociale".

      I. "EMPLOYEE" means any person employed by the Company or any Parent or Subsidiary of the Company. An Employee shall not be deemed to cease Employee status by reason of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

      J. "EXERCISE PRICE" means the price per Share that the Optionee shall be required to pay in order to purchase Shares pursuant to an exercise of his or her Option.

      K. "EXPIRATION DATE" means the date set forth in the Notice of Grant, which is the date upon which this Option expires, if not terminated earlier in accordance with this Option Agreement and the Plan.

      L. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock

      Market, the Fair Market Value of a Share shall be the closing selling price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      M. "GRANT DATE" means the date set forth in the Notice of Grant as the date on which the Administrator granted this Option.

      N. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      O. "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      P. "NOTICE OF GRANT" means the notice evidencing certain terms and conditions of this Option as set forth in Part I of this document.

      Q. "OPTION" means this stock option granted to Optionee pursuant to the Plan.

      R. "OPTION AGREEMENT" means this agreement between the Company and an Optionee evidencing the terms and conditions of this Option grant set forth in
Part II of this document. The Option Agreement is subject to the terms and conditions of the Plan.

      S. "OPTIONED SHARES" means the Shares subject to this Option.

      T. "OPTIONEE" means the individual to whom this Option is granted under the Plan and named in the Notice of Grant.

      U. "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      V. "PLAN" means the Illumina, Inc. 2000 Stock Plan as amended and restated through July 13, 2004.

      W. "SERVICE PROVIDER" means (i) an individual rendering services to the Company or any Parent or Subsidiary of the Company in the capacity of an Employee or Consultant or (ii) an individual serving as a member of the Board of Directors of the Company.

      X. "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

      Y. "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.